Exhibit 99.2

Note: In an effort to provide additional and useful information regarding the company’s financial results and other financial information, as determined by generally accepted accounting principles (GAAP), these materials contain non-GAAP financial measures on a continuing operations basis, specifically, revenue growth rates at constant currency. The rationale for management’s use of this non-GAAP information is included on pages 18 and 66 of the company’s 2018 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 26, 2019 Exhibit 4: Reconciliation of Revenue Growth Exhibit 4 (continued): Reconciliation of Revenue Growth